Trade and other receivables	12 Months Ended
Dec. 31, 2023
Trade and other receivables
Trade and other receivables

4       Trade and other receivables

The trade and other receivables balance comprises the following:

	2023	2022
	$	$

Trade receivables, gross	7,145	5,980
Loss allowance (note 18)	(76)	—
Less amortized cost adjustment	(315)	(143)
Trade receivables, net	6,754	5,837
Tax receivables	414	494
Other receivables	120	13
Total trade and other receivables	7,288	6,344

Trade receivables past due represents amounts not collected beyond the customer’s contractual terms. The Company applies the simplified approach to provide for expected credit losses prescribed by IFRS 9, which permits the use of the lifetime expected loss provision for all trade receivables. At December 31, 2023 there were $648 of trade receivables that were past due (2022 - $nil).

Management continually reviews the future cash flows used in the calculation of the amortized cost of its trade and other receivables. Due to access to customer locations, certain gross trade receivables totalling $3,737 are expected to have a longer repayment term due to the payment term being based on installation of the device. The revised future cash flows have been used to calculate amortized cost. The Company recognized $146 net interest expense for the year ended December 31, 2023 (2022 – $290 interest income) as a result of this adjustment.